SECURITIES AND EXCHANGE COMMISSION
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                                   Washington, DC 20549
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                                      FORM 8-K



                                   CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities Exchange
                                          Act of 1934



            Date of Report April 27, 1999









                              FMS FINANCIAL CORPORATION
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               (Exact name of registrant as specified in its charter)










                              Commission file number 0-17353


            New Jersey                                        22-2916440
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            (State or other jurisdiction of                   (IRS Employer
            incorporation )                                   Identification
                                                              No.)



            3 Sunset Road, Burlington, New Jersey                   08016
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            (Address of principal executive offices)                (Zip Code)

            Registrant's telephone  number, including  area code:  (609)
            386-2400

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            Item 5. Other Events
            FMS FINANCIAL REPORT STOCK REPURCHASE PLAN

            FMS Financial Corporation, (NASDAQ Symbol: ``FMCO'') has announced its intent to repurchase up to 5% of its outstanding shares of common stock in the open market at prevailing market prices from time to time depending on market conditions. The Company has 7,231,767 shares outstanding. Craig W. Yates, President of the Company, indicated that the Board of Directors approved the repurchase program in view of recent lower price levels of the Company's common stock. Mr. Yates stated, ``We believe that the repurchase of our shares represents an attractive investment opportunity which will benefit the Company and our stockholders.''

            FMS Financial Corporation is the holding company for Farmers & Mechanics Bank, which operates twenty-five banking offices in Burlington County, New Jersey.




                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FMS Financial Corporation
                                                         (Registrant)
                                               /s/ Craig W. Yates
            Date: April 28, 1999
                                                         Signature

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